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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 14, 2003

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             MARYLAND                      1-13232                84-1259577
---------------------------------       ------------         -------------------
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


                    2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                       SUITE 2-1000, DENVER, CO 80222-7900
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (303) 757-8101

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)
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ITEM 9. REGULATION FD DISCLOSURE.

     The press release of Apartment Investment and Management Company ("Aimco") dated March 14, 2003, attached hereto as Exhibit 99.1, is furnished herewith. Aimco's Chairman and Chief Executive Officer, Terry Considine, will be interviewed by Bloomberg Television, World Financial Report at 3:45 p.m. EST on March 14, 2003 and plans to participate in the Salomon Smith Barney 2003 REIT CEO Conference roundtable to be held Monday, March 17, 2003 at 10:15 a.m. EST. You may join the roundtable via conference call by dialing 712-257-0400 approximately five minutes before the scheduled start time. The passcode is REIT
2. The call will also be available for replay from March 20, 2003 to April 20, 2003 at telephone number 402-220-0737.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          The following exhibits are filed with this report:

          Exhibit Number      Description
               99.1           Press Release dated March 14, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 14, 2003

                                        APARTMENT INVESTMENT
                                        AND MANAGEMENT COMPANY


                                        /s/ Paul J. McAuliffe
                                        ----------------------------------------
                                        Paul J. McAuliffe
                                        Executive Vice President and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------
  99.1              Press Release dated March 14, 2003